Statements of Net Assets Available for Benefits - EBP 384 - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Net Assets:
Investments at fair value	$ 3,723	$ 3,801
Investments at contract value	410	451
Total investments	4,133	4,252
Receivables:
Notes receivable from participants	46	54
Net Assets Available for Benefits	$ 4,179	$ 4,306